FIDELITY INSTITUTIONAL CASH PORTFOLIOS:
MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY
FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET
FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS: TAX-EXEMPT Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING ______ (SEVEN OPTIONS HERE: FIDELITY INSTITUTIONAL CASH PORTFOLIOS: MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY; FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET; FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS:
TAX-EXEMPT). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE IMPORTANT PROPOSALS THAT AFFECTS THE FUND(S) AND YOUR
INVESTMENT IN IT.   I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR
PROXY IF YOU HAVE NOT YET DONE SO.
HAVE YOU RECEIVED THE ______ (SEVEN OPTIONS HERE: FIDELITY INSTITUTIONAL CASH PORTFOLIOS: MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY; FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET; FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS: TAX-EXEMPT) PROXY MATERIAL? THE PACKAGE WAS DATED LATE OCTOBER. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x 9" envelope with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
Tell the shareholder that a new package will be mailed to him/her.
Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting December 17th. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)
I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR DECEMBER 17TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON DECEMBER 17TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.
If YES: Conference in Fidelity at 1-800-843-3001, introduce the customer, and transfer the call. (End call.)
 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (SEVEN OPTIONS HERE: FIDELITY INSTITUTIONAL CASH PORTFOLIOS: MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY; FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET; FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS: TAX-EXEMPT) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.) If NO: Politely refer them to Fidelity at 1-800-843-3001. Thank the shareholder for his/ her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/ her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-843-3001.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

    TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL
WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800- 843-3001.  (end call)
  If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her
social security number.   Record the shareholder's vote on the
proposal.
  COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN." (THREE OPTIONS):
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY
THE PROPOSALS ARE "(1) TO ELECT A BOARD OF TRUSTEES;(2) TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS; (3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST; (4) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION; (5)TO ADOPT A FUNDAMENTAL LIMITATION CONCERNING COMMODITIES." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY ONLY
THE PROPOSALS ARE "(1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE FUNDS; (3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST; (4) TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET
THE PROPOSALS ARE "(1) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND; (2) TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER; (3) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION; (4) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING WRITING OR PURCHASING PUT OR CALL OPTIONS." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS: TAX-EXEMPT
THE PROPOSALS ARE "(1) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION; (2) TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER; (3) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF
YOUR VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End
call.)
 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR DECEMBER 17TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

FIDELITY INSTITUTIONAL CASH PORTFOLIOS:
MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY
FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET
FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS: TAX-EXEMPT
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder
Name_______________________________________________________
Street Address
_________________________________________________________
City_________________________State_____________Zip
Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder
Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

FIDELITY INSTITUTIONAL CASH PORTFOLIOS:
MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY
FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET
FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS: TAX-EXEMPT
Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING ______ (SEVEN OPTIONS HERE: FIDELITY INSTITUTIONAL CASH PORTFOLIOS: MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY; FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET; FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS:
TAX-EXEMPT). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE IMPORTANT PROPOSALS THAT AFFECT(S) THE FUND(S) AND YOUR INVESTMENT IN IT.
AS AN OWNER OF ______ (SEVEN OPTIONS HERE: FIDELITY INSTITUTIONAL CASH
PORTFOLIOS: MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY; FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET; FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS: TAX-EXEMPT), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE
PROVIDED TO YOU.    TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN
    ALSO    VOTE BY TELEPHONE.      IF YOU WOULD LIKE TO VOTE BY
TELEPHONE, OR IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL 1-800-848-3155. THANK YOU FOR YOUR TIME.

FIDELITY INSTITUTIONAL CASH PORTFOLIOS:
MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY
Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
A. If you are a shareholder in the following fund(s), you will be asked to vote on the indicated proposals:
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY, DOMESTIC, GOVERNMENT, MONEY MARKET
(solid bullet) To elect a Board of Trustees.
(solid bullet) To ratify the selection of Price Waterhouse LLP as independent accountants of the funds.
(solid bullet) To amend the Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
(solid bullet) To amend the fundamental investment limitation concerning diversification.
(solid bullet) To adopt a fundamental limitation concerning commodities.
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY ONLY
(solid bullet) To elect a Board of Trustees.
(solid bullet) To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the funds.
(solid bullet) To amend the Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
(solid bullet) To adopt a fundamental investment limitation concerning diversification.
Q. WITH RESPECT TO THE PROPOSALS REGARDING EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION, WILL THESE CHANGES AFFECT MY FUND'S INVESTMENT OBJECTIVE?
A. No. The Board of Trustees believes that these proposals are in the best interest of each fund's shareholders, and will not affect each fund's investment objective.
Q. WHAT IS MEANT BY DOLLAR-BASED VOTING RIGHTS, AND WHY IS IT BEING PROPOSED FOR FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY ONLY, TREASURY, DOMESTIC, GOVERNMENT, AND MONEY MARKET?
A. The proposed amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's dollar investment rather than with the number of shares held. As there are currently only money market funds in the Trust, which are managed to maintain a stable $1.00 NAV, this proposed change will not affect the voting rights of fund shareholders on votes requiring trust-wide participation. Please see the Proxy Statement for more detail.
Q. WHAT IS THE FUNDAMENTAL LIMITATION CONCERNING COMMODITIES, AND WHY IS IT BEING ADOPTED FOR FIDELITY INSTITUTIONAL CASH PORTFOLIOS:
TREASURY, DOMESTIC, GOVERNMENT, AND MONEY MARKET?
A. The Investment Company Act of 1940 requires a mutual fund to state its policy relating to, among other things, the purchase and sale of commodities. In general, each fund does not anticipate any future investment activity with respect to physical commodities, but must adopt a stated policy pursuant to this statute. The Board of Trustees believes that this proposal is in the best interest of each fund's shareholders, and will not affect each fund's investment philosophy.
Q. WHAT ABOUT THE OTHER PROPOSALS IN THIS PROXY?
A. The other proposals that require your vote have been unanimously approved by each fund's Board of Trustees. Proposals regarding the election of a new Board of Trustees, and the ratification of the selection of Price Waterhouse LLP as independent accountants for Fidelity Institutional Cash Portfolios: Treasury, Domestic, Government, Money Market as well as the ratification of Coopers & Lybrand L.L.P. as independent accountants for Fidelity Institutional Cash Portfolios: Treasury Only are explained clearly in the funds' Proxy Statement. If you have any questions regarding these, or any of the aforementioned proposals, please call Fidelity Client Services at 800-843-3001.
Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
A. Yes. The Board of Trustees of each fund has unanimously approved the proposals, and recommends that you vote to approve each one.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at
 800-843-3001.

FIDELITY MONEY MARKET TRUST: RATED MONEY MARKET
Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
A. You are being asked to vote on the following proposals:
(solid bullet) To approve an amended management contract for the fund. (solid bullet) To approve an Agreement and Plan providing for the reorganization of the fund from a separate series of one Delaware business trust to another.
(solid bullet) To amend the fund's fundamental investment limitation concerning diversification.
(solid bullet) To eliminate the fund's fundamental investment limitation concerning writing or purchasing put or call options.
Q. WHY IS THE FUND AMENDING THE MANAGEMENT CONTRACT?
A. The proposed amendments to the management contract will bring the fund's management fee structure in line with that of comparable Fidelity institutional money market funds which are marketed as the Fidelity Institutional Money Market(FIMM) Funds. As discussed fully in the proposal, under the present contract, the fund pays Fidelity Management & Research Company (FMR) an all-inclusive management fee rate, and FMR pays all of the fund's other expenses with certain exceptions. Under the proposed management contract, the management fee rate will be reduced and the all inclusive fee structure will be replaced with a fee structure where the fund would pay all of its other expenses. Standardizing the fund's management fee structure would further the goal of simplifying the prospectus disclosure and improving shareholder understanding of the FIMM family of funds.
Q. WHY IS THE FUND REORGANIZING FROM ONE DELAWARE BUSINESS TRUST TO
ANOTHER?
A. The fund is presently organized as a series of Fidelity Money Market Trust (FMMT), a Delaware business trust, which has two other series. The Board of Trustees unanimously recommends reorganization of the fund to a separate series of Fidelity Institutional Cash Portfolios (the Trust) which will succeed to the business of the Fund. Moving the Fund from FMMT to the Trust will consolidate and streamline production and mailing of shareholder reports and legal documents.
The proposed change will have no material effect on shareholders or management of the fund.
Q. WITH RESPECT TO THE PROPOSAL REGARDING THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION, WILL THIS AMENDMENT AFFECT MY FUND'S INVESTMENT OBJECTIVE?
A. No. The Board of Trustees believes that this proposal is in the best interest of the fund's shareholders, and will not affect the fund's investment objective.
Q. WHY IS THE FUND PROPOSING TO ELIMINATE ITS FUNDAMENTAL INVESTMENT LIMITATION CONCERNING WRITING OR PURCHASING PUT OR CALL OPTIONS FOR THE FUND?
A. The Board of Trustees believes that the fund's current limitation could be interpreted to restrict the fund from taking advantage of potential investment opportunities and techniques that are consistent with regulatory requirements for money market funds, and the fund's investment objective, and believes that this proposal is in the best interest of the fund's shareholders.
Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
A. Yes. The Board of Trustees of the fund has unanimously approved the proposals, and recommends that you vote to approve each one.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at 800-843-3001.

FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS: TAX-EXEMPT
Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
A. You are being asked to vote on the following proposals:
(solid bullet) To amend the fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.
(solid bullet) To approve an Agreement and Plan providing for the reorganization of the fund from a separate series of one Delaware business trust to another.
(solid bullet) To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
Q. WITH RESPECT TO THE PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES, WILL THIS AMENDMENT AFFECT MY FUND'S INVESTMENT OBJECTIVE?
A. No. The Board of Trustees believes that this proposal is in the best interest of the fund's shareholders, and will not affect the fund's investment objective.
Q. WHY IS THE FUND REORGANIZING FROM ONE DELAWARE BUSINESS TRUST TO
ANOTHER?
A. The fund is presently organized as a series of Fidelity Institutional Tax-Exempt Cash Portfolios (FITECP), a Delaware business trust, which has three series of shares or funds. The Board of Trustees unanimously recommends reorganization of the fund to a separate series of Fidelity Institutional Cash Portfolios (the Trust) which will succeed to the business of the fund. Moving the fund from FITECP to the Trust will consolidate and streamline production and mailing of shareholder reports and legal documents. The proposed change will have no material effect on shareholders or management of the fund.
Q. WHY IS THE FUND PROPOSING TO AMEND ITS FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY?
A. The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all municipal, including tax-free, funds managed by Fidelity Management & Research Company (FMR). The proposed amended limitation is not substantially different from the current policy, and is not likely to have any impact on the investment techniques employed by the fund.
Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
A. Yes. The Board of Trustees of the fund has unanimously approved the proposals, and recommends that you vote to approve each one.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card, and mailing them in the enclosed postage paid envelope.
If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at
 800-843-3001.